UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 27, 2017
Commission File No. 333-192373

SABINE PASS LIQUEFACTION, LLC
(Exact name of registrant as specified in its charter)

Delaware	27-3235920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On February 27, 2017, Cheniere Energy Partners, L.P. issued a press release announcing that we intend to offer, subject to market and other conditions, $1.35 billion aggregate principal amount of Senior Secured Notes due 2028. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.
Item 9.01 Financial Statements and Exhibits.
d)    Exhibits

Exhibit
Number	Description
99.1*	Press release, dated February 27, 2017.
________________________
* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LIQUEFACTION, LLC

Date: February 27, 2017	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press release, dated February 27, 2017.
________________________
* Furnished herewith.